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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                            BAM! ENTERTAINMENT, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

               DELAWARE                                  77-0553117
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


333 WEST SANTA CLARA STREET, SUITE 930, SAN JOSE, CA         95113
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     (Address of principal executive offices)              (Zip Code)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]


If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]


Securities Act registration statement file number to which this form relates:
333-62436


Securities to be registered pursuant to Section 12(b) of the Act:


   Title of each class                   Name of each exchange on which
   to be so registered                   each class is to be registered


    NONE.


Securities to be registered pursuant to Section 12(g) of the Act:


COMMON STOCK $0.001 PAR VALUE PER SHARE.
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 (Title of class)



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                                    FORM 8-A


                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.


     Incorporated by reference to the sections entitled "Description of Capital Stock" in that portion of the Prospectus contained in Registrant's Registration Statement on Form S-1 (file no. 333-62436) filed with the Securities and Commission on June 6, 2001, as amended (the "Registration Statement") (including any prospectus filed by the Registrant pursuant to rule 424(b) promulgated under the Securities Act of 1933, as amended).


ITEM 2. EXHIBITS.


II.

         3.1      Second Amended and Restated Certificate of Incorporation. (1)
         3.2      Bylaws. (1)
         4.1      Specimen Common Stock Certificate. (1)


(1) These documents are incorporated by reference in the Company's Registration Statement on Form S-1 (file no. 333-62436) filed with the Securities and Exchange Commission, as amended.


                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.





Date: July 10, 2001


BAM! Entertainment, Inc.


By:    /s/  RAYMOND C. MUSCI
     ---------------------------
     Raymond C. Musci
     Chief Executive Officer


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